Supplement dated June 1, 2018
To
Davis Value Portfolio
Davis Financial Portfolio
Davis Real Estate Portfolio

Portfolios of DAVIS VARIABLE ACCOUNT FUND, INC.
Statement of Additional Information dated May 1, 2018

The following language has been added to the section entitled Cash Management:

In certain instances, the Funds may engage in repurchase agreement transactions through the Fixed Income Clearing
Corporation ("FICC"). FICC sells U.S. Government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement. The term of the agreement will typically be overnight or over the weekend. Each Fund, through FICC, receives delivery of the underlying U.S. Government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC were to become bankrupt, the Fund may be delayed or may incur costs or possible losses of principal and income in disposing of the collateral.

The following language replaces in its entirety the Diversification language under "Investment Restrictions":
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Diversification (Davis Value Portfolio and Davis Real Estate Portfolio). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Diversification (Davis Financial Portfolio). The Fund is not required to diversify its investments.

Further Explanation of Non-Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items, U.S. Government securities, securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.
The following language replaces in its entirety the Transfer Agent section under "Other Important Service Providers":
Transfer Agent. DST Asset Manager Solutions, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Funds' transfer agent.

Keep this supplement with your statement of additional information.